UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	September 30, 2012

Date of reporting period:	October 1, 2011 — March 31, 2012

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Money Market Liquidity Fund

Semiannual report
3 | 31 | 12

A world of investing.™

Putnam INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam
Money Market
Liquidity Fund

Semiannual report
3 | 31 | 12

Message from the Trustees	1

Performance snapshot	2

Interview with your fund’s portfolio managers	3

Your fund’s performance	8

Your fund’s expenses	9

Terms and definitions	11

Other information for shareholders	12

Financial statements	13

Consider these risks before investing: Money market funds are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other governmental agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in this fund.

Message from the Trustees

Dear Fellow Shareholder:

After a quarter century of trending lower, U.S. Treasury rates have shown some upward movement on signs of an improving economy during the past few months. Greece’s successful debt restructuring and some better-than-expected economic data in the United States have helped to coax investors off the sidelines and back into the markets. While we believe the historic bull market in government debt is likely near its close, fixed-income markets today continue to offer myriad investing opportunities.

Investing in fixed-income markets, however, requires particular expertise and the capacity for deep security-level research. We believe Putnam’s veteran fixed-income team is well suited to that task, and offers a long-term track record of uncovering attractive opportunities across all sectors of the bond markets.

In other news, please join us in welcoming the return of Elizabeth T. Kennan to the Board of Trustees. Dr. Kennan, who served as a Trustee from 1992 until 2010, has rejoined the Board, effective January 1, 2012. Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse breeding and general farming), and is also President Emeritus of Mount Holyoke College.

We would also like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or loss when you sell your shares. Performance of class P shares assumes reinvestment of distributions. For a portion of the periods, this fund had expense limitations, without which returns would have been lower. Class P shares do not bear an initial sales charge. Yield reflects current performance more closely than total return. See pages 3 and 8–9 for additional performance information. To obtain the most recent month-end performance, please call Putnam at 1-800-225-1581.

* Returns for the six-month period are not annualized, but cumulative.

Interview with your fund’s portfolio managers

What was the investment backdrop like during the six months ended March 31, 2012?

Joanne: The six months was a tale of two halves, with investors gaining confidence as the reporting period progressed. Uncertainty remained high in the early months as the large macroeconomic challenges that dominated headlines throughout 2011 continued to weigh on investor confidence. Treasury rates in the United States declined slightly amid solid demand from risk-averse investors, while discussions over reducing the size of the federal deficit continued to take center stage heading into an election year. Outside the United States, little progress was made in the European sovereign debt situation despite ongoing negotiations.

By the first quarter of 2012, however, the U.S. economy had surprised on the upside. Economic data including housing, jobs, consumer confidence, and spending were either stable or slowly improving —suggesting that the U.S. economy, and the global economic outlook for that matter, might not be as bleak as first thought. Signs of a U.S. recovery were welcome news amid Europe’s clear economic deceleration and China’s more measured slowdown. The positive U.S. economic reports were enough to tempt cautious investors who had waited out the uncertainty in lower-risk investments to shift assets into higher-risk strategies, such as equities and high-yield bonds. Treasury rates rose during the risk rally to attract interest amid the stronger economic results.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 3/31/12. See pages 2 and 8–9 for additional fund performance information. Index descriptions can be found on page 11.

How did Putnam Money Market Liquidity Fund perform in this environment?

Jonathan: The reporting period was a challenging time for investors focused on the short end of the yield curve. The Federal Reserve [Fed] remained firm in its resolve to hold its benchmark federal funds rate steady in the 0%-to-0.25% range to promote growth and maintain liquidity in the financial system. The near-zero rates have hovered at this level for over three years, resulting in historically low returns and yields on money market securities. With its conservative, high-quality focus, the fund delivered performance that was in line with this interest-rate environment.

What were the biggest concerns weighing on the money markets during the reporting period?

Joanne: Low interest rates, the eurozone debt crisis, and further reforms to money market funds preoccupied money market investors during the period.

Commentary contained in the Federal Reserve minutes indicated that the Board of Governors intends to maintain interest rates at their present levels well into 2014 and that it is unlikely to embark on another round of asset purchases [known as QE1 and QE2] unless growth stalls or inflation is less than its 2.0% target. Persistently low rates offer little opportunity for income, but money markets have proven resilient over the past several years as they continue to be a stable and liquid investment alternative with over $2.4 trillion in assets.

During the fourth quarter of 2011, concerns over economic issues in Europe continued to weigh on investor’s minds. Greece remained the focal point as the country sought legislative reforms to control its spending in order to receive further funding from the European Central Bank [ECB]. Many banks hold billions in the sovereign debt of Greece, Spain, Portugal, and other struggling countries, which poses a risk should those countries be faced with default. To ease the pressure from these situations, the ECB enacted the Long Term Refinancing Operation, which has helped inject liquidity into the European

Allocations are represented as a percentage of portfolio value. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any. Holdings and allocations may vary over time.

banking system and, in turn, helped to boost investor confidence.

There has been increased discussion in recent months about the Securities and Exchange Commission [SEC] proposing additional regulations to reduce the susceptibility of money market funds to liquidity runs. These new proposals include requirements for capital buffers, redemption restrictions, and possibly variable-rate net asset values. Although there has been much debate over what form these potential new regulations will take, the SEC has yet to announce any formal action but is expected to do so over the next several months.

With interest rates pinned down at such low levels for the period, where did you find your best investment opportunities?

Jonathan: We have remained diligent in our credit research process to avoid exposure to securities that might pose risks to the funds. We were able to selectively add to the fund’s credit exposure by investing in commercial paper with very short maturities and strong financial profiles issued in Canada, Australia, and the more economically viable Nordic countries of northern Europe. In late February and early March, the U.S. Treasury issued new supply, and rates backed up across the Treasury yield curve. At that time, we opportunistically added to the fund’s position in Treasury bills and notes.

At period-end, the fund was primarily invested in repurchase agreements, Treasuries, and institutions with government backing or support, such as the Federal Deposit Insurance Corporation, Federal National Mortgage Association, and Federal Home Loan Mortgage Corporation. The fund’s repurchase agreements are typically executed with high-quality counterparties

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of portfolio value. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any. Holdings will vary over time.

and are collateralized by mortgage and Treasury securities. Accordingly, we maintained a significant allocation to high-quality money-market securities, such as repurchase agreements that are collateralized by government securities.

On March 31, 2012, the 7-day yield [with the fund’s expense limitation] was 0.11%, and the portfolio’s WAM [weighted average maturity] was 32 days.

Which fund holdings exemplified your strategy during the period?

Joanne: During the period, we added very short exposures to large, creditworthy banks such as the Royal Bank of Canada, Nordea Bank AB, and Svenska Handeslsbanken. Looking at underlying bank fundamentals, we believe we see a relatively improving picture. Asset-quality measures are showing improving trends. Profits are being retained and are helping to build capital. These positive developments are somewhat offset by the banks’ underlying revenue weakness with soft loan demand, pressured interest margins, lower capital markets volume, and ongoing regulatory pressure on fee business. The European sovereign debt stress remains an influence on our overall bank positioning, and we have limited these exposures.

U.S. growth appears to be improving, but the Fed remains committed to its accommodative monetary policy for the foreseeable future. What are the implications of this policy for money market investors?

Jonathan: We believe the U.S. economy is growing at about a 2.0% pace, although there is considerable month-to-month volatility. Certainly, the labor market is continuing to improve slowly and steadily, and consumer confidence has risen with this better data and declining headline inflation. It is our belief that the economy will maintain this pace of growth in 2012, but we remain concerned about several risks to this outlook. As has been the case for the past two years, macroeconomic concerns — whether they are a hard landing in China, a spike in oil prices, or economic deterioration in Europe — could reassert themselves at any time.

These risk variables have put the Fed in an accommodative stance, which means challenging conditions for money market funds will continue until short-term interest rates begin to rise. When the economic environment starts to solidly improve, we believe interest-rate normalization in the United States will likely occur. Meanwhile, we will continue to focus on safety and liquidity, while looking for competitive yields further out on the money market maturity spectrum when investment opportunities arise.

Thank you, Joanne and Jonathan, for bringing us up to date.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Joanne M. Driscoll has an M.B.A. from the Northeastern College of Business Administration and a B.S. from Westfield State College. A CFA charterholder, Joanne joined Putnam in 1995 and has been in the investment industry since 1992.

Portfolio Manager Jonathan M. Topper is a Portfolio Analyst at Putnam. He has a B.A. from Northeastern University. Jonathan has been in the investment industry since he joined Putnam in 1990.

IN THE NEWS

Thirteen years after the 17-member euro-zone adopted a single currency, Greece became the first member country to officially default. All three major ratings agencies — Standard & Poor’s, Moody’s Investors Service, and Fitch Ratings — have declared Greece to be in default on its sovereign debt. The majority of private holders of Greek bonds have agreed to exchange their existing bonds for new, longer-dated ones with lower interest rates and substantially lower face values. In addition to the country’s debt restructuring, sellers of credit-default swaps — a form of private insurance against default — have agreed to pay approximately $2.5 billion to settle their contracts. Both the debt restructuring and the credit-default swap settlement were completed without triggering a wave of deleveraging or a liquidity crisis within the European banking sector, thus avoiding the long-feared worst-case scenario for investors. Nonetheless, Europe’s structural imbalances likely will remain with us for some time.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended March 31, 2012, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class P shares are only available to other Putnam funds and other accounts managed by Putnam Management or its affiliates. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance For the periods ended 3/31/12

Class P
(inception date)	(4/13/09)

Net asset value

Life of fund	0.49%
Annual average	0.16

1 year	0.07

6 months	0.04

Current yield (end of period)*	Net asset value

Current 7-day yield	0.11%

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Class P shares do not carry an initial sales charge or a contingent deferred sales charge (CDSC).

* The 7-day yield is one of the most common gauges for measuring money market mutual fund performance. Yield reflects current performance more closely than total return.

For a portion of the periods, this fund had expense limitations, without which returns and yields would have been lower.

Comparative Lipper returns For periods ended 3/31/12

Lipper Institutional Money Market Funds
category average*

Life of fund	0.27%
Annual average	0.09

1 year	0.05

6 months	0.03

Lipper results should be compared to fund performance at net asset value.

* Over the 6-month, 1-year, and life-of-fund periods ended 3/31/12, there were 306, 304, and 281 funds, respectively, in this Lipper category.

Fund distribution information For the 6-month period ended 3/31/12

Distributions	Class P

Number	6

Income	$0.000382

Capital gains	—

Total	$0.000382

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

Class P

Net expenses for the fiscal year ended 9/30/11*	0.03%

Total annual operating expenses for the fiscal year ended 9/30/11	0.28%

Annualized expense ratio for the six-month period ended 3/31/12	0.04%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit expenses through 1/30/13.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from October 1, 2011, to March 31, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Class P

Expenses paid per $1,000*†	$0.20

Ending value (after expenses)	$1,000.40

* Expenses are calculated using the fund’s annualized expense ratio, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/12.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended March 31, 2012, use the following calculation method. To find the value of your investment on October 1, 2011, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Class P

Expenses paid per $1,000*†	$0.20

Ending value (after expenses)	$1,024.80

* Expenses are calculated using the fund’s annualized expense ratio, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/12.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. Net asset values fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Share classes

Class P shares require no minimum initial investment amount and no minimum subsequent investment amount. There is no initial or deferred sales charge. They bear no management fee and are available only to other Putnam funds.

Comparative indexes

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2011, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of March 31, 2012, Putnam employees had approximately $353,000,000 and the Trustees had approximately $81,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

The fund’s portfolio 3/31/12 (Unaudited)

REPURCHASE AGREEMENTS (52.2%)*	Principal amount	Value

Interest in $48,750,000 joint tri-party repurchase agreement dated
3/23/12 with JPMorgan Securities, Inc. due 4/23/12, 0.27%
(collateralized by various corporate bonds and notes with
coupon rates ranging from 5.75% to 8.25% and due dates ranging
from 4/15/12 to 10/15/39, valued at $51,190,659) TR	$33,500,000	$33,500,000

Interest in $160,000,000 joint tri-party repurchase agreement dated
3/28/12 with Deutsche Bank Securities, Inc. due 4/4/12, 0.14%
(collateralized by various mortgage-backed securities with coupon rates ranging from 3.50% to 4.50% and due dates ranging from
12/1/26 to 11/1/41, valued at $163,454,988) TR	140,000,000	140,000,000

Interest in $262,000,000 tri-party repurchase agreement dated
3/27/12 with Barclays Capital, Inc. due 4/3/12, 0.15%
(collateralized by various mortgage-backed securities with coupon rates ranging from 2.50% to 5.00% and due dates ranging from
3/1/22 to 3/1/42, valued at $267,240,000) TR	262,000,000	262,000,000

Interest in $300,800,000 joint tri-party repurchase agreement dated
3/27/12 with Citigroup Global Markets, Inc. due 4/3/12, 0.18%
(collateralized by various mortgage-backed securities with coupon rates ranging from 3.30% to 4.50% and due dates ranging from
12/1/20 to 3/1/42, valued at $306,816,796) TR	262,000,000	262,000,000

Interest in $82,300,000 joint tri-party repurchase agreement dated
3/30/12 with JPMorgan Securities, Inc. due 4/2/12 — maturity value of $43,700,728 for an effective yield of 0.20% (collateralized by various corporate bonds with coupon rates ranging from
2.950% to 9.375% and due dates ranging from 2/1/14 to 9/30/39,
valued at $86,420,263)	43,700,000	43,700,000

Interest in $287,000,000 joint tri-party repurchase agreement dated
3/30/12 with Goldman Sach & Co. due 4/2/12 — maturity value of
$204,498,556 for an effective yield of 0.15% (collateralized by various mortgage-backed securities with coupon rates ranging from 2.50% to 4.50% and due dates ranging from 3/1/27 to 11/1/41,
valued at $292,740,000)	204,496,000	204,496,000

Interest in $336,173,000 joint tri-party repurchase agreement dated
3/30/12 with Citigroup Global Markets, Inc. due 4/2/12 — maturity value of $170,992,137 for an effective yield of 0.15% (collateralized by various mortgage-backed securities with coupon rates ranging from 0.00% to 5.50% and due dates ranging from 7/1/19 to 3/1/42,
valued at $342,896,460)	170,990,000	170,990,000

Interest in $375,000,000 joint tri-party repurchase agreement dated
3/30/12 with JPMorgan Securities, Inc. due 4/2/12 — maturity value of $292,647,414 for an effective yield of 0.14% (collateralized by various mortgage-backed securities with coupon rates ranging from 2.50% to 7.50% and due dates ranging from 1/1/13 to 4/1/42,
valued at $382,500,252)	292,644,000	292,644,000

Interest in $287,000,000 joint tri-party repurchase agreement dated
3/30/12 with Merrill Lynch & Co., Inc. due 4/2/12 — maturity value of $206,002,403 for an effective yield of 0.14% (collateralized by various mortgage-backed securities with coupon rates ranging from 2.50% to 4.50% and due dates ranging from 3/1/27 to 11/1/41,
valued at $292,740,000)	206,000,000	206,000,000

REPURCHASE AGREEMENTS (52.2%)* cont.	Principal amount	Value

Interest in $300,000,000 tri-party repurchase agreement dated
3/30/12 with Royal Bank of Canada due 4/2/12 — maturity value of $300,002,250 for an effective yield of 0.09% (collateralized by various mortgage-backed securities with coupon rates ranging from 1.827% to 4.060% and due dates ranging from 2/1/17 to
2/1/42, valued at $306,002,296)	$300,000,000	$300,000,000

Interest in $100,000,000 tri-party repurchase agreement dated
3/30/12 with Credit Suisse First Boston due 4/2/12 — maturity value of $100,000,667 for an effective yield of 0.08% (collateralized by a U.S. Treasury bond with a coupon rate of 4.75% and a due date
of 2/15/41, valued at $102,005,016)	100,000,000	100,000,000

Total repurchase agreements (cost $2,015,330,000)		$2,015,330,000

U.S. GOVERNMENT AGENCY		Maturity	Principal
OBLIGATIONS (21.7%)*	Yield (%)	date	amount	Value

Bank of America Corp. FDIC guaranteed
notes, MTN, Ser. L [k]	2.1	4/30/12	$50,000,000	$50,075,423

Citigroup, Inc. FDIC guaranteed sr. unsec.
Bonds [k]	2.125	4/30/12	25,000,000	25,041,020

Citibank N.A. FDIC guaranteed unsec. notes [k]	1.875	5/7/12	40,000,000	40,070,368

Freddie Mac sr. unsec. notes [k]	1.750	6/15/12	12,879,000	12,922,757

Federal Farm Credit Bank discount notes	0.06	5/31/12	9,939,000	9,938,089

Federal Home Loan Bank unsec. discount notes	0.15	8/10/12	5,570,000	5,566,960

Federal Home Loan Bank unsec. discount notes	0.09	7/11/12	5,000,000	4,998,709

Federal Home Loan Bank unsec. discount notes	0.08	6/1/12	10,000,000	9,998,644

Federal Home Loan Bank unsec. discount notes	0.08	5/23/12	45,000,000	44,995,125

Federal Home Loan Bank unsec. discount notes	0.13	5/16/12	16,000,000	15,997,500

Federal Home Loan Bank unsec. discount notes	0.14	5/11/12	26,350,000	26,345,901

Federal Home Loan Bank unsec. discount notes	0.09	5/9/12	15,000,000	14,998,575

Federal Home Loan Bank unsec. discount notes	0.04	4/25/12	19,500,000	19,499,480

Federal Home Loan Bank unsec. discount notes	0.08	4/18/12	47,550,000	47,548,127

Federal Home Loan Mortgage Corp. unsec.
discount notes	0.05	5/21/12	40,000,000	39,997,222

Federal Home Loan Mortgage Corp. unsec.
discount notes	0.08	5/21/12	26,231,000	26,228,268

Federal Home Loan Mortgage Corp. unsec.
discount notes	0.12	5/14/12	50,969,000	50,961,409

Federal Home Loan Mortgage Corp. unsec.
discount notes	0.09	5/9/12	10,800,000	10,798,974

Federal Home Loan Mortgage Corp. unsec.
discount notes	0.08	5/7/12	40,000,000	39,997,000

Federal Home Loan Mortgage Corp. unsec.
discount notes	0.08	4/23/12	18,000,000	17,999,120

Federal Home Loan Mortgage Corp. unsec.
discount notes	0.08	4/16/12	9,200,000	9,199,693

Federal Home Loan Mortgage Corp. unsec.
discount notes Ser. RB	0.08	6/19/12	18,450,000	18,446,761

Federal National Mortgage Association
unsec. discount notes	0.07	5/23/12	20,000,000	19,998,122

Federal National Mortgage Association
unsec. discount notes	0.12	5/16/12	27,657,000	27,652,845

U.S. GOVERNMENT AGENCY		Maturity	Principal
OBLIGATIONS (21.7%)* cont.	Yield (%)	date	amount	Value

Federal National Mortgage Association
unsec. discount notes	0.08	5/9/12	$91,830,000	$91,822,225

Federal National Mortgage Association
unsec. discount notes	0.08	4/18/12	16,950,000	16,949,352

Federal National Mortgage Association
unsec. discount notes	0.03	4/2/12	40,000,000	39,999,967

JPMorgan Chase & Co. FDIC guaranteed sr.
unsec. notes FRN [k]	0.704	6/15/12	40,000,000	40,050,317

State Street Corp. FDIC guaranteed sr.
unsec. notes [k]	2.15	4/30/12	40,000,000	40,064,573

US Bancorp FDIC guaranteed sr. unsec.
unsub notes [k]	1.8	5/15/12	9,937,000	9,957,420

Wells Fargo & Co. FDIC guaranteed notes [k]	2.125	6/15/12	10,000,000	10,041,267

Total U.S. government agency obligations (cost $838,161,213)				$838,161,213

U.S. TREASURY OBLIGATIONS (15.7%)*	Yield (%)	Maturity date	Principal amount	Value

U.S. Treasury Bills	0.16	10/18/12	$50,000,000	$49,957,639

U.S. Treasury Bills	0.10	7/12/12	44,000,000	43,987,533

U.S. Treasury Bills	0.04	4/19/12	195,000,000	194,996,587

U.S. Treasury Notes [k]	4.625	7/31/12	25,000,000	25,371,494

U.S. Treasury Notes [k]	4.375	8/15/12	25,000,000	25,393,920

U.S. Treasury Notes [k]	1.750	8/15/12	50,000,000	50,301,959

U.S. Treasury Notes [k]	1.500	7/15/12	34,500,000	34,635,964

U.S. Treasury Notes [k]	1.375	1/15/13	25,000,000	25,238,744

U.S. Treasury Notes [k]	1.375	10/15/12	50,000,000	50,335,481

U.S. Treasury Notes [k]	1.375	5/15/12	60,000,000	60,091,688

U.S. Treasury Notes [k]	0.625	1/31/13	45,000,000	45,159,773

Total U.S. treasury obligations (cost $605,470,782)				$605,470,782

ASSET-BACKED COMMERCIAL PAPER (5.2%)*	Yield (%)	Maturity date	Principal amount	Value

Gotham Funding Corp. (Japan)	0.20	4/23/12	$14,532,000	$14,530,224

Gotham Funding Corp. (Japan)	0.18	4/19/12	22,500,000	22,497,975

Liberty Street Funding, LLC (Canada)	0.14	4/18/12	39,500,000	39,497,389

Straight-A Funding, LLC	0.18	5/14/12	5,500,000	5,498,818

Straight-A Funding, LLC	0.18	5/3/12	8,700,000	8,698,608

Straight-A Funding, LLC	0.18	5/1/12	51,682,000	51,674,248

Straight-A Funding, LLC 144A Ser. 1	0.18	5/17/12	60,350,000	60,336,120

Total asset-backed commercial paper (cost $202,733,382)				$202,733,382

COMMERCIAL PAPER (3.1%)*	Yield (%)	Maturity date	Principal amount	Value

HSBC USA, Inc. (United Kingdom)	0.14	4/5/12	$40,000,000	$39,999,378

Nordea North America Inc./DE	0.14	4/16/12	39,500,000	39,497,696

Royal Bank of Canada (Canada)	0.14	4/25/12	39,500,000	39,496,312

Total commercial paper (cost $118,993,386)				$118,993,386

CERTIFICATES OF DEPOSIT (2.0%)*	Yield (%)	Maturity date	Principal amount	Value

Bank of Montreal (Canada)	0.160	4/30/12	$39,500,000	$39,500,000

Svenska Handelsbanken/New York (Sweden)	0.150	4/16/12	39,500,000	39,500,000

Total certificates of deposit (cost $79,000,000)				$79,000,000

TOTAL INVESTMENTS

Total investments (cost $3,859,688,763)				$3,859,688,763

Key to holding’s abbreviations

FDIC Guaranteed	Federal Deposit Insurance Corp. Guaranteed
FRN	Floating Rate Notes: the rate shown is the current interest rate at the close of the reporting period
MTN	Medium Term Notes

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2011 through March 31, 2012 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $3,861,909,044.

k The rates shown are the current interest rates at the close of the reporting period.

TR Maturity value of a term repurchase agreement will equal the principal amount of the repurchase agreement plus interest.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Asset-backed commercial paper	$—	$202,733,382	$—

Certificates of deposit	—	79,000,000	—

Commercial paper	—	118,993,386	—

Repurchase agreements	—	2,015,330,000	—

U.S. Government agency obligations	—	838,161,213	—

U.S. Treasury obligations	—	605,470,782	—

Totals by level	$—	$3,859,688,763	$—

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 3/31/12 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (at amortized cost)	$1,844,358,763
Repurchase agreements (identified cost $2,015,330,000)	2,015,330,000

Cash	5,938

Interest and other receivables	3,011,795

Total assets	3,862,706,496

LIABILITIES

Distributions payable to shareholders	379,309

Payable for investor servicing fees (Note 2)	32,786

Payable for custodian fees (Note 2)	24,428

Payable for Trustee compensation and expenses (Note 2)	220,476

Payable for administrative services (Note 2)	18,219

Payable for auditing fee	44,682

Payable for legal expense	72,000

Other accrued expenses	5,552

Total liabilities	797,452

Net assets	$3,861,909,044

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$3,861,918,614

Distributions in excess of net investment income (Note 1)	(148,871)

Accumulated net realized gain on investments (Note 1)	139,301

Total — Representing net assets applicable to capital shares outstanding	$3,861,909,044

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value, offering price and redemption price per class P share
($3,861,909,044 divided by 3,861,918,614 shares)	$1.00

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 3/31/12 (Unaudited)

INVESTMENT INCOME	$2,359,259

EXPENSES

Compensation of Manager (Note 2)	5,366,863

Investor servicing fees (Note 2)	213,429

Custodian fees (Note 2)	22,041

Trustee compensation and expenses (Note 2)	161,964

Administrative services (Note 2)	56,144

Auditing	42,478

Legal	170,343

Insurance	51,945

Other	37,107

Fees waived by Manager (Note 2)	(5,366,863)

Total expenses	755,451
Expense reduction (Note 2)	(373)

Net expenses	755,078

Net investment income	1,604,181

Net realized gain on investments (Notes 1 and 3)	14,070

Net gain on investments	14,070

Net increase in net assets resulting from operations	$1,618,251

The accompanying notes are an integral part of these financial statements.

19

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 3/31/12*	Year ended 9/30/11

Operations:
Net investment income	$1,604,181	$5,548,709

Net realized gain on investments	14,070	135,910

Net increase in net assets resulting from operations	1,618,251	5,684,619

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class P	(1,632,079)	(5,752,993)

Increase (decrease) from capital share transactions (Note 4)	42,466,896	(1,774,677,423)

Total increase (decrease) in net assets	42,453,068	(1,774,745,797)

NET ASSETS

Beginning of period	3,819,455,976	5,594,201,773

End of period (including distributions in excess of net
investment income of $148,871 and $120,973, respectively)	$3,861,909,044	$3,819,455,976

* Unaudited

The accompanying notes are an integral part of these financial statements.

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Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:				RATIOS AND SUPPLEMENTAL DATA:

											Ratio of net
											investment
											income
											(loss)
	Net asset value,		Net realized	Total from	From	Total			Net assets,	Ratio of expenses	to average
	beginning	Net investment	gain (loss)	investment	net investment	distribu-	Net asset value,	Total return at net	end of period	to average	net assets
Period ended	of period	income (loss)	on investments	operations	income	tions	end of period	asset value (%) [a]	(in thousands)	net assets (%) [b,c]	(%) [c]

Class P
March 31, 2012**	$1.00	.0004	— [d]	.0004	(.0004)	(.0004)	$1.00	.04*	$3,861,909	.02*	.04*
September 30, 2011	1.00	.0011	— [d]	.0011	(.0011)	(.0011)	1.00	.11	3,819,456.03		.11
September 30, 2010	1.00	.0020	— [d]	.0020	(.0019)	(.0019)	1.00	.19	5,594,202.05		.19
September 30, 2009†	1.00	.0014	— [d]	.0014	(.0015)	(.0015)	1.00	.15*	2,851,686	.03*	.14*

* Not annualized.

** Unaudited.

† For the period April 13, 2009 (commencement of operations) to September 30, 2009.

a Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

b Includes amounts paid through expense offset arrangements (Note 2).

c Reflects an involuntary contractual waiver of the funds management fee in effect during the period. As a result of such waiver, the management fee reflects a reduction of the following amounts (Note 2):

Percentage of
average net assets

March 31, 2012	0.13%

September 30, 2011	0.25

September 30, 2010	0.25

September 30, 2009	0.12

d Amount represents less than $0.0001 per share.

The accompanying notes are an integral part of these financial statements.

22	23

Notes to financial statements 3/31/12 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission and references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC.

Putnam Money Market Liquidity Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The fund seeks as high a rate of current income as Putnam Management believes is consistent with preservation of capital and maintenance of liquidity. The fund invests mainly in money market instruments that are high quality and have short-term maturities. The fund invests significantly in certifi-cates of deposit, commercial paper (including asset-backed commercial paper), U.S. government debt and repurchase agreements, corporate obligations and bankers acceptances.

The fund offers class P shares, which are sold without a front-end sales charge and generally are not subject to a contingent deferred sales charge. Class P shares are only available to other Putnam funds.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Unless otherwise noted, the “reporting period” represents the period from October 1, 2011 through March 31, 2012.

Security valuation The valuation of the fund’s portfolio instruments is determined by means of the amortized cost method (which approximates market value) as set forth in Rule 2a–7 under the Investment Company Act of 1940. The amortized cost of an instrument is determined by valuing it at its original cost and thereafter amortizing any discount or premium from its face value at a constant rate until maturity and is generally categorized as a Level 2 security.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Premiums and discounts from purchases of short-term investments are amortized/accreted at a constant rate until maturity. Gains or losses on securities sold are determined on the identified cost basis.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The aggregate identified cost on a financial reporting and tax basis is the same.

Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management for management and investment advisory services monthly based on the average net assets of the fund. Such fee is based on the annual rate of 0.25% of the average net assets of the fund. Putnam Management has agreed to waive its management fee from the fund though January 30, 2013. During the reporting period, the fund waived $5,366,863 as a result of this waiver.

Putnam Management has also contractually agreed, through June 30, 2012, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.01% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $373 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $3,285, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has not adopted a distribution plan (the Plan) pursuant to Rule 12b–1 under the Investment Company Act of 1940.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales (including maturities) of investment securities (all short-term obligations) aggregated $260,255,178,228 and $260,211,673,573, respectively.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares at a constant net asset value of $1.00 per share were as follows:

	Six months ended 3/31/12	Year ended 9/30/11

Class P

Shares sold	13,090,204,854	28,337,119,922

Shares issued in connection with
reinvestment of distributions	—	—

	13,090,204,854	28,337,119,922

Shares repurchased	(13,047,737,958)	(30,111,797,345)

Net increase (decrease)	42,466,896	(1,774,677,423)

Note 5: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Note 6: New accounting pronouncements

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2011–04 “Fair Value Measurements and Disclosures (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS”. ASU 2011–04 amends FASB Topic 820 “Fair Value Measurement” and seeks to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. ASU 2011–04 is effective for fiscal years and interim periods beginning after December 15, 2011. The application of ASU 2011–04 will not have a material impact on the fund’s financial statements.

In December 2011, the FASB issued ASU No. 2011–11 “Disclosures about Offsetting Assets and Liabilities”. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Putnam Management is currently evaluating the application of ASU 2011–11 and its impact, if any, on the fund’s financial statements.

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth	Income
Growth Opportunities Fund	American Government Income Fund
International Growth Fund	Diversified Income Trust
Multi-Cap Growth Fund	Floating Rate Income Fund
Small Cap Growth Fund	Global Income Trust
Voyager Fund	High Yield Advantage Fund
High Yield Trust
Blend	Income Fund
Asia Pacific Equity Fund	Money Market Fund*
Capital Opportunities Fund	Short Duration Income Fund
Capital Spectrum Fund	U.S. Government Income Trust
Emerging Markets Equity Fund
Equity Spectrum Fund	Tax-free income
Europe Equity Fund	AMT-Free Municipal Fund
Global Equity Fund	Tax Exempt Income Fund
International Capital Opportunities Fund	Tax Exempt Money Market Fund*
International Equity Fund	Tax-Free High Yield Fund
Investors Fund
Multi-Cap Core Fund	State tax-free income funds:
Research Fund	Arizona, California, Massachusetts, Michigan,
Minnesota, New Jersey, New York, Ohio,
Value	and Pennsylvania.
Convertible Securities Fund
Equity Income Fund	Absolute Return
George Putnam Balanced Fund	Absolute Return 100 Fund
The Putnam Fund for Growth and Income	Absolute Return 300 Fund
International Value Fund	Absolute Return 500 Fund
Multi-Cap Value Fund	Absolute Return 700 Fund
Small Cap Value Fund

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Global Sector	Putnam RetirementReady Funds — portfolios
Global Consumer Fund	with automatically adjusting allocations to
Global Energy Fund	stocks, bonds, and money market instruments,
Global Financials Fund	becoming more conservative over time.
Global Health Care Fund
Global Industrials Fund	RetirementReady 2055 Fund
Global Natural Resources Fund	RetirementReady 2050 Fund
Global Sector Fund	RetirementReady 2045 Fund
Global Technology Fund	RetirementReady 2040 Fund
Global Telecommunications Fund	RetirementReady 2035 Fund
Global Utilities Fund	RetirementReady 2030 Fund
RetirementReady 2025 Fund
Asset Allocation	RetirementReady 2020 Fund
Putnam Global Asset Allocation Funds —	RetirementReady 2015 Fund
portfolios with allocations to stocks, bonds,
and money market instruments that are	Putnam Retirement Income Lifestyle
adjusted dynamically within specified ranges	Funds — portfolios with managed
as market conditions change.	allocations to stocks, bonds, and money
market investments to generate
Dynamic Asset Allocation Balanced Fund	retirement income.
Prior to November 30, 2011, this fund was known as
Putnam Asset Allocation: Balanced Portfolio.	Retirement Income Fund Lifestyle 1
Prior to June 16, 2011, this fund was known as
Dynamic Asset Allocation	Putnam RetirementReady Maturity Fund.
Conservative Fund	Retirement Income Fund Lifestyle 2
Prior to November 30, 2011, this fund was known as	Retirement Income Fund Lifestyle 3
Putnam Asset Allocation: Conservative Portfolio.	Prior to June 16, 2011, this fund was known as
Putnam Income Strategies Fund.
Dynamic Asset Allocation Growth Fund
Prior to November 30, 2011, this fund was known as
Putnam Asset Allocation: Growth Portfolio.

Dynamic Risk Allocation Fund

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund's prospectus.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Fund information

Founded 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Paul L. Joskow	Mark C. Trenchard
Putnam Investment	Elizabeth T. Kennan	Vice President and
Management, LLC	Kenneth R. Leibler	BSA Compliance Officer
One Post Office Square	Robert E. Patterson
Boston, MA 02109	George Putnam, III	Robert T. Burns
	Robert L. Reynolds	Vice President and
Investment Sub-Manager	W. Thomas Stephens	Chief Legal Officer
Putnam Investments Limited
57–59 St James’s Street	Officers	James P. Pappas
London, England SW1A 1LD	Robert L. Reynolds	Vice President
President
Marketing Services		Judith Cohen
Putnam Retail Management	Jonathan S. Horwitz	Vice President, Clerk and
One Post Office Square	Executive Vice President,	Assistant Treasurer
Boston, MA 02109	Principal Executive
	Officer, Treasurer and	Michael Higgins
Custodian	Compliance Liaison	Vice President, Senior Associate
State Street Bank		Treasurer and Assistant Clerk
and Trust Company	Steven D. Krichmar
	Vice President and	Nancy E. Florek
Legal Counsel	Principal Financial Officer	Vice President, Assistant Clerk,
Ropes & Gray LLP		Assistant Treasurer and
Proxy Manager
Trustees	Janet C. Smith
Jameson A. Baxter, Chair	Vice President, Assistant	Susan G. Malloy
Ravi Akhoury	Treasurer and Principal	Vice President and
Barbara M. Baumann	Accounting Officer	Assistant Treasurer
Charles B. Curtis
Robert J. Darretta	Robert R. Leveille
John A. Hill	Vice President and
Chief Compliance Officer

This report is for the information of shareholders of Putnam Money Market Liquidity Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

1937 75 YEARS 2012

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

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SA112
273823 5/12

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: May 29, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: May 29, 2012

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: May 29, 2012